Exhibit 99.1

Our Regional Platforms

We operate and currently have assets in 18 U.S. states and in British Columbia, Canada through our three regional platforms that make up our operating segments: West; Central; and East. Each of our operating businesses has its own management team that, in turn, reports to a regional president who is responsible for overseeing the operating businesses, developing growth opportunities, implementing best practices and integrating acquired businesses. Acquisitions are an important element of our strategy, as we seek to enhance value through increased scale and cost savings within local markets.

West Region. Our West region includes operations in Texas, the Mountain states of Utah, Colorado, Idaho and Wyoming and in British Columbia, Canada. We supply aggregates, ready-mixed concrete, asphalt paving mix and paving and related services in the West region. As of September 26, 2015, the West region controlled approximately 0.7 billion tons of proven and probable aggregates reserves and $423.0 million of net property, plant and equipment and inventories (“hard assets”). During the year ended December 27, 2014, approximately 55% of our revenue and approximately 49% of our Adjusted EBITDA, excluding corporate charges, were generated in the West region. In 2014, we expanded the West region’s operations with key acquisitions providing significant growth in Texas as well as the establishment of a new platform in British Columbia, Canada.

Central Region. Our Central region extends across the Midwestern United States, most notably in Kansas, Missouri, Nebraska, Iowa and along the Mississippi River, where we supply aggregates, cement, ready-mixed concrete, asphalt paving mix and paving and related services. As of September 26, 2015, the Central region controlled approximately 1.0 billion tons of proven and probable aggregates reserves, approximately 0.5 billion of which serve its cement business, and $824.4 million of hard assets. During the year ended December 27, 2014, approximately 33% of our revenue and approximately 42% of our Adjusted EBITDA, excluding corporate charges, were generated in the Central region.

Our cement business consists of our Hannibal, Missouri and Davenport, Iowa cement plants and eight distribution terminals along the Mississippi River from Minnesota to Louisiana. The Hannibal, Missouri plant was commissioned in 2008 and is a highly efficient, technologically advanced, integrated manufacturing and distribution system strategically located 100 miles north of St. Louis along the Mississippi River. We utilize an on-site solid and liquid waste fuel processing facility, which can reduce the plant’s fuel costs by up to 50% and is one of only 12 facilities in the United States with such capabilities. In July 2015, we acquired the cement plant in Davenport, Iowa and seven distribution terminals along the Mississippi River. The Davenport cement plant primarily serves markets in Missouri, Iowa and along the Mississippi River. Our production capacity approximately doubled with the acquisition of the Davenport Assets. See “—The Davenport Acquisition.”

East Region. Our East region serves markets in Kentucky, South Carolina, North Carolina, Tennessee and Virginia, where we supply aggregates, asphalt paving mix and paving and related services. As of September 26, 2015, the East region controlled approximately 0.4 billion tons of proven and probable aggregates reserves and $157.4 million of hard assets. During the year ended December 27, 2014, approximately 12% of our revenue and approximately 9% of our Adjusted EBITDA, excluding corporate charges, were generated in the East region.

Summary Regional Data

(as of September 26, 2015)

	West	Central	East	Total
Aggregates Details:
Tonnage of Reserves (thousands of tons):
Hard Rock	329,617	923,347	429,613	1,682,576
Sand and Gravel	382,565	75,239	4,117	461,921
Total Tonnage of Reserves (thousands of tons)	712,182	998,586	433,730	2,144,497
Annual Production Capacity (thousands of tons)	23,883	4,486	5,040	33,409
Average Years Until Depletion (1)	30	223	86	64
Ownership Details:
Owned	34%	71%	38%	52%
Leased	66%	29%	62%	48%
Aggregate Producing Sites	60	61	24	145
Ready-Mix Plants	44	23	—	67
Asphalt Plants	22	5	14	41

Primary States and Provinces:	Texas	Kansas	Kentucky
	Utah	Missouri	South Carolina
	Colorado	Iowa	North Carolina
	Idaho	Nebraska	Tennessee
	Wyoming	Illinois	Virginia
	Oklahoma	Minnesota
	British Columbia	Wisconsin
		Louisiana

	West	Central	East	Total
Primary Markets:	Houston, TX	Wichita, KS	Lexington, KY
	Austin, TX	Kansas City, KS	Louisville, KY
	San Antonio, TX	Topeka, KS	Bowling Green, KY
	Midland, TX	Manhattan, KS	Elizabethtown, KY
	Dallas, TX	Lawrence, KS	Charlotte, NC
	Amarillo, TX	Columbia, MO
	Longview, TX	St. Louis, MO
Texarkana, TX
Denison, TX
Salt Lake City, UT
Grand Junction, CO
British Columbia, Canada

Products Produced:	Aggregates	Aggregates	Aggregates
	Ready-Mixed concrete	Cement	Asphalt
	Asphalt	Ready-Mixed concrete
Asphalt
Revenue by End Market for Year ended December 27, 2014:
Residential and Nonresidential	67%	55%	10%	56%
Public	33%	45%	90%	44%

(1)	Calculated based on total reserves divided by our average of 2013 and 2014 annual production.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information has been derived by applying pro forma adjustments to our and the Lafarge Target Business’ historical financial statements contained elsewhere or incorporated by reference in this offering memorandum.

The pro forma adjustments are based on currently available information, accounting judgments and assumptions that we believe are reasonable. The unaudited pro forma condensed consolidated balance sheet and statements of operations are presented for illustrative purposes only and do not purport to represent our balance sheet or results of operations that would actually have occurred had the transactions referred to below been consummated on September 26, 2015 for the unaudited pro forma condensed consolidated financial position and on December 29, 2013 for the unaudited pro forma condensed consolidated statements of operations, or to project our financial position or results of operations for any future date or period. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information.

The Lafarge Target Business’ predecessor results included in the pro forma statements are presented based on their fiscal year, which is based on calendar period ends. Summit Materials’ fiscal year is based on a 52-53 week year. The resulting difference is not considered material to the pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet as of September 26, 2015 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 27, 2014 and the nine months ended September 26, 2015 are presented on a pro forma adjusted basis to give effect to the following items:

•	the closing of the Davenport Acquisition;

•	the application of the net proceeds from this offering for the redemption of $153.8 million in aggregate principal amount of 2020 notes; and

•	payment of actual and estimated premiums, fees and expenses in connection with the foregoing.

Summit Materials entered into a supply agreement with Lafarge concurrent with the closing of the Davenport Acquisition (the “Davenport Supply Agreement”). The Davenport Supply Agreement provides us with the option to purchase up to a certain quantity of cement from Lafarge at an agreed-upon price. There is no minimum purchase requirement in the supply agreement, which may be extended to, but end no later than, March 31, 2016. Due to the number of estimates required to determine the effect of the supply agreement on our results of operations, the estimated $13.4 million and $30.2 million of revenue and $10.9 million and $25.4 million of cost of revenue in 2015 prior to the acquisition on July 17, 2015 and the year ended December 27, 2014, respectively, are not included in the pro forma condensed consolidated financial information below. These estimated revenues and cost of revenues represent estimates we developed based on our understanding of historical volumes and our forecast of future activities, including among other things, volumes, selling prices and freight costs. While we believe that our assumptions are reasonable, important factors could affect our results and could cause these amounts to differ materially, including without limitation variances in capacity and demand from period to period.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the information contained in “Selected Historical Consolidated Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements for Summit Materials and the Lafarge Target Business included elsewhere in this prospectus.

Summit Materials, LLC and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 26, 2015

(Amounts in thousands, except share and per share amounts)

	Summit Materials, LLC	Pro Forma Adjustments For This Offering		Pro Forma Total
Assets
Current assets:
Cash and cash equivalents	$5,482	$96,950	(a)	$102,432
Accounts receivable, net	205,939	—		205,939
Costs and estimated earnings in excess of billings	34,175	—		34,175
Inventories	138,036	—		138,036
Other current assets	21,762	—		21,762

Total current assets	405,394	96,950		502,344

Property, plant and equipment, less accumulated depreciation, depletion and amortization	1,276,227	—		1,276,227
Goodwill	567,836	—		567,836
Intangible assets, less accumulated amortization	15,481	—		15,481
Deferred Tax Assets	—	—		—
Other assets	51,798	4,125	(b)	55,923

Total assets	$2,316,736	$101,075		$2,417,811

Liabilities and Member’s Interest
Current liabilities:
Current portion of debt	$68,125	$—		$68,125
Current portion of acquisition-related liabilities	17,691	—		17,691
Accounts payable	113,226	—		113,226
Accrued expenses	90,880	(5,700	)(c)	85,180
Billings in excess of costs and estimated earnings	11,005	—		11,005

Total current liabilities	300,927	(5,700)		295,227

Long-term debt	1,148,068	111,510	(d)	1,259,578
Payable to related parties pursuant to tax receivable agreements	—	—		—
Acquisition-related liabilities	33,320	—		33,320
Other noncurrent liabilities	114,575	—		114,575

Total liabilities	1,596,890	105,810		1,702,700

Member’s Equity	1,039,763	—		1,039,763
Accumulated deficit	(293,101)	(4,735	)(e)	(297,836)
Accumulated other comprehensive loss	(28,087)	—		(28,087)

Member’s interest	718,575	(4,735)		713,840
Noncontrolling interest	1,271	—		1,271

Total member’s interest	719,846	(4,735)		715,111

Total liabilities and member’s interest	$2,316,736	$101,075		$2,417,811

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

(a)	The $97.0 million increase to cash and cash equivalents represents excess proceeds from this offering to the balance sheet after fees and expenses related to this offering and the redemption of the 2020 notes, accrued interest on the 2020 notes and original issue discount, if any.

(b)	The pro forma adjustment for certain deferred financing fees is included as an increase to other assets and reduction of cash and cash equivalents (see footnote (a) above).

(c)	We estimate accrued interest on the $153.8 million of redeemed 2020 notes to be $5.7 million. The pro forma adjustment for accrued interest is included as a decrease to accrued expenses and reduction of cash and cash equivalents (see footnote (a) above).

(d)	We estimate a net increase to long-term debt of $111.5 million, which reflects the net proceeds from this offering, less any original issue discount less the redemption of $153.8 million aggregate principal amount of 2020 notes and write-off of the related $5.6 million net premium. The pro forma adjustment for the changes to the senior notes is included as an increase to long-term debt and to cash and cash equivalents (see footnote (a) above).

(e)	We estimate that we will incur a $10.3 million prepayment fee associated with the redemption of the $153.8 million aggregate principal amount of 2020 notes and will write-off the $5.6 million net premium on the 2020 notes. The net $4.7 million pro forma adjustment for the prepayment fee and premium write-off is included as a decrease to accumulated deficit and reduction of cash and cash equivalents (see footnote (a) above).

Summit Materials, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended September 26, 2015

(Amounts in thousands, except share and per share amounts)

	Summit Materials, LLC	Pre-acquisition results of Davenport Acquisition (a)	Pro Forma Davenport Adjustments			Pro Forma Adjustments For This Offering			Pro Forma Total
Revenue	$1,030,835	$42,761	$(4,291)	(b	)	$—			$1,069,305
Cost of revenue	719,838	29,356	(2,408)	(c	)	—			746,786
General and administrative expenses	149,484	6,615	(46)			—			156,053
Depreciation, depletion, amortization and accretion	86,818	3,632	7,447	(d	)	—			97,897
Transaction costs	8,044	—	(6,463)	(e	)	—			1,581

Operating income	66,651	3,158	(2,821)			—			66,988
Other expense, net	(678)	—	—			—			(678)
Loss on debt financings	64,313	—	—			(5,565)	(f	)	58,748
Interest expense	61,649	—	—			1,887	(g	)	63,536

(Loss) Income from continuing operations before taxes	(58,633)	3,158	(2,821)			3,678			(54,618)
Income tax (benefit) expense	(12,468)	1,073	—			1,383	(h	)	(10,012)

Net (Loss) Income from continuing operations	(46,165)	2,085	(2,821)			2,295			(44,606)
Income from discontinued operations	(815)								(815)

Net (loss) income	(45,350)	2,085	(2,821)			2,295			(43,791)
Net (loss) income attributable to noncontrolling interests	(1,917)	—	—			—			(1,917)

Net income attributable to Summit Materials, LLC	$(43,433)	$2,085	$(2,821)			$2,295			$(41,874)

See accompanying notes to unaudited pro forma condensed consolidated statement of operations for the nine months ended September 26, 2015.

(a)	The pre-acquisition results of Davenport Acquisition reflects the results of the Lafarge Target Business for the six months ended June 30, 2015 contained elsewhere in this offering memorandum.

(b)	Represents the removal of revenue between December 28, 2014 and July 17, 2015 associated with the Bettendorf Terminal that was transferred to Lafarge as part of the consideration for the Davenport Assets ($11.9 million), partially offset by revenue from the Davenport Assets from July 1, 2015 to the acquisition date of July 17, 2015 ($7.6 million).

(c)	Represents the additional cost of revenue for the period between December 28, 2014 and July 17, 2015 associated with the Bettendorf Terminal that was transferred to Lafarge as part of the consideration for the Davenport Assets related to the Davenport Assets ($7.9 million) , partially offset by cost of revenue for the period between July 1, 2015 to the acquisition date of July 17, 2015 ($5.5 million).

(d)	Represents the estimated incremental depreciation expense of approximately $1.1 million per month related to the step-up in value of the Davenport Assets recognized through purchase accounting during the period between December 28, 2014 and July 17, 2015 (approximately seven months of incremental depreciation expense). As the purchase price allocation has not been finalized due to the recent timing of the acquisition, actual values may differ significantly from estimates made.

(e)	Represents the elimination of transaction costs recognized during the nine months ended September 26, 2015 in conjunction with the Davenport Acquisition, which were principally composed of third party accounting, legal, valuation and financial advisory fees.

(f)	Represents the $5.6 million write-off of the net premium associated with the $153.8 million of 2020 notes expected to be redeemed with proceeds from this offering.

(g)	Represents $0.5 million of incremental interest expense on $275.0 million of 6.125% notes as compared to $153.8 million of 10.5% notes redeemed and $1.4 million of incremental amortization of deferred financing fees and the original issuance discount.

(h)	Represents the income tax expense related to the incremental interest expense and write-off of the net premium on the $153.8 million of redeemed 2020 notes.

Summit Materials, LLC and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended Dec 27, 2014

(Amounts in thousands, except share and per share amounts)

	Summit Materials, LLC	Pre-acquisition results of Davenport Acquisition (a)	Pro Forma Davenport Adjustments			Pro Forma Adjustments For This Offering			Pro Forma Total
Revenue	$1,204,231	$113,680	$—			$—			$1,317,911
Cost of revenue	887,160	67,155	—			—			954,315
General and administrative expenses	150,732	16,049	—			—			166,781
Depreciation, depletion, amortization and accretion	87,826	7,200	11,760	(b	)	— —			106,786
Transaction costs	8,554		(50)			—			8,504

Operating income	69,959	23,276	(11,710)			—			81,525
Other (income) loss, net	(3,447)	179	—			—			(3,268)
Loss on debt financings	—		—			(5,565)	(c	)	(5,565)
Interest expense	86,742	—	—			3,433	(d	)	90,175

(Loss) Income from continuing operations before taxes	(13,336)	23,097	(11,710)			2,132			183
Income tax (benefit) expense	(6,983)	7,798	—			802	(e	)	1,617

Net (Loss) Income from continuing operations	(6,353)	15,299	(11,710)			1,330			(1,434)
Income from discontinued operations	(71)	—	—			—			(71)

Net Loss (Income)	(6,282)	15,299	(11,710)			1,330			(1,363)
Net income attributable to noncontrolling interests	2,495	—	—			—			2,495

Net (loss) income attributable to Summit Materials, LLC	$(8,777)	$15,299	$(11,710)			$1,330			$(3,858)

See accompanying notes to unaudited pro forma condensed consolidated statement of operations for the year ended December 27, 2014.

(a)	The pre-acquisition results of Davenport Acquisition reflect the audited results of the Lafarge Target Business for the year ended December 31, 2014.

(b)	Represents the estimated incremental depreciation expense of approximately $1.0 million per month related to the step-up in value of the Davenport Assets recognized through purchase accounting during year ended December 31, 2014. As the purchase price allocation has not been finalized due to the recent timing of the acquisition, actual values may differ significantly from estimates made.

(c)	Represents the $5.6 million write-off of the net premium associated with the $153.8 million of 2020 notes expected to be redeemed with proceeds from this offering.

(d)	Represents $1.6 million of incremental interest expense on $275.0 million of 6.125% notes as compared to $153.8 million of 10.5% notes redeemed and $1.8 million of incremental amortization of deferred financing fees and the original issuance discount.

(e)	Represents the income tax expense related to the incremental interest expense and write-off of the net premium on the $153.8 million of redeemed 2020 notes.

Properties

Our headquarters are located in a 16,653 square foot office space, which we lease in Denver, Colorado, under a lease expiring on August 31, 2017.

As of September 26, 2015, we also operated 145 quarries and sand deposits, 41 asphalt paving mix plants and 67 fixed and portable ready-mixed concrete plants and had 51 office locations.

The following chart sets forth specifics of our production and distribution facilities as of September 26, 2015:

Region	Property	Owned/Leased	Aggregates	Asphalt Plant	Ready Mixed Concrete	Cement	Landfill	Other*
West	DeQueen, Arkansas	Leased	—	X	—	—	—	—
West	Kirby, Arkansas	Leased	Sandstone	—	—	—	—	—
West	Texarkana, Arkansas	Leased	—	X	—	—	—	—
West	Abbotsford, British Columbia	Owned	—	—	—	—	—	X
West	Abbotsford, British Columbia	Leased	Granite	—	—	—	—	—
West	Abbotsford, British Columbia	Leased	Granite	—	—	—	—	—
West	Langley, British Columbia	Leased	—	—	—	—	—	X
West	Richmond, British Columbia	Owned/Leased	—	—	—	—	—	X
West	Richmond, British Columbia	Leased	—	—	—	—	—	X
West	Surrey, British Columbia	Leased	—	—	—	—	—	X
West	Surrey, British Columbia	Leased	—	—	—	—	—	X
West	Clark, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Craig, Colorado	Owned	Sand and Gravel	X	—	—	—	—
West	Craig, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Craig, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Delta, Colorado	Owned/Leased	Sand and Gravel	—	—	—	—	—
West	Delta, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Durango, Colorado	Leased	Sand and Gravel	X	—	—	—	—
West	Durango, Colorado	Leased	Sand and Gravel	—	X	—	—	—
West	Eagle, Colorado	Leased	—	X	—	—	—	—
West	Fruita, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Grand Junction, Colorado	Owned	Sand and Gravel	—	—	—	—	—
West	Grand Junction, Colorado	Owned	—	X	—	—	—	—
West	Grand Junction, Colorado	Owned/Leased	Sand and Gravel	—	X	—	—	—
West	Grand Junction, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Grand Junction, Colorado	Owned	—	—	X	—	—	—
West	Grand Junction, Colorado	Owned	Sand and Gravel	—	—	—	—	—
West	Parachute, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Parachute, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Silverton, Colorado	Leased	—	—	X	—	—	—
West	Whitewater, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Whitewater, Colorado	Owned/Leased	Sand and Gravel	—	—	—	—	—
West	Whitewater, Colorado	Leased	Sand and Gravel	—	—	—	—	—
West	Woody Creek, Colorado	Owned	Sand and Gravel	X	—	—	—	—
West	Bliss, Idaho	Owned	Sand and Gravel	—	—	—	—	—
West	Burley, Idaho	Owned	Sand and Gravel	—	—	—	—	—
West	Jerome, Idaho	Owned	—	—	X	—	—	X
West	Rupert, Idaho	Leased	Sand and Gravel	—	—	—	—	—
West	Rupert, Idaho	Owned	—	—	X	—	—	—
West	Rupert, Idaho	Owned	Sand and Gravel	—	—	—	—	—
West	Rupert, Idaho	Owned	Sand and Gravel	—	—	—	—	—
West	Twin Falls, Idaho	Owned	—	—	X	—	—	X
Central	Davenport, Iowa	Owned	Limestone	—	—	X	—	X
Central	West Des Moines, Iowa	Owned	—	—	—	X	—	—
Central	Andover, Kansas	Owned	—	—	X	—	—	—
Central	Chapman, Kansas	Leased	Limestone	—	—	—	—	—
Central	Cummings, Kansas	Leased	Limestone	—	—	—	—	—
Central	Easton, Kansas	Leased	Limestone	—	—	—	—	—

Region	Property	Owned/Leased	Aggregates	Asphalt Plant	Ready Mixed Concrete	Cement	Landfill	Other*
Central	El Dorado, Kansas	Leased	—	—	X	—	—	—
Central	El Dorado, Kansas	Owned	—	—	—	—	—	—
Central	Emporia, Kansas	Owned	—	—	X	—	—	—
Central	Eudora, Kansas	Owned	Limestone	X	—	—	—	—
Central	Eudora, Kansas	Leased	Limestone	—	—	—	—	—
Central	Eureka, Kansas	Owned	—	—	X	—	—	—
Central	Garnett, Kansas	Leased	—	—	X	—	—	—
Central	Grantville, Kansas	Leased	Limestone	—	—	—	—	—
Central	Herington, Kansas	Leased	Limestone	—	—	—	—	—
Central	Highland, Kansas	Leased	Limestone	—	—	—	—	—
Central	Holton, Kansas	Leased	Limestone	—	—	—	—	—
Central	Holton, Kansas	Owned	—	—	X	—	—	—
Central	Howard, Kansas	Owned	—	—	X	—	—	—
Central	Lawrence, Kansas	Owned	—	—	—	—	X	—
Central	Lawrence, Kansas	Owned	Limestone	—	—	—	—	—
Central	Lawrence, Kansas	Owned	Limestone	—	—	—	—	—
Central	Lawrence, Kansas	Leased	Limestone	—	—	—	—	—
Central	Leavenworth, Kansas	Leased	Limestone	—	—	—	—	—
Central	Linwood, Kansas	Owned	Limestone	—	—	—	—	—
Central	Moline, Kansas	Leased	Limestone	—	—	—	—	—
Central	New Strawn, Kansas	Owned	—	—	X	—	—	—
Central	Olsburg, Kansas	Leased	Limestone	—	—	—	—	—
Central	Onaga, Kansas	Leased	Limestone	—	—	—	—	—
Central	Osage City, Kansas	Leased	Limestone	—	—	—	—	—
Central	Osage City, Kansas	Owned	—	—	X	—	—	—
Central	Ottawa, Kansas	Owned	—	—	X	—	—	—
Central	Oxford, Kansas	Leased	Sand and Gravel	—	—	—	—	—
Central	Ozawkie, Kansas	Owned	—	—	X	—	—	—
Central	Perry, Kansas	Owned	—	—	—	—	—	X
Central	Perry, Kansas	Leased	Limestone	—	—	—	—	—
Central	Salina, Kansas	Leased	—	—	X	—	—	—
Central	Severy, Kansas	Leased	Limestone	—	—	—	—	—
Central	St. Joseph, Kansas	Owned	—	—	X	—	—	—
Central	St. Joseph, Kansas	Leased	—	—	—	—	—	X
Central	St. Mary’s, Kansas	Leased	Limestone	—	—	—	—	—
Central	Tonganoxie, Kansas	Leased	Limestone	—	—	—	—	—
Central	Topeka, Kansas	Leased	—	X	—	—	—	—
Central	Topeka, Kansas	Leased	—	—	X	—	—	—
Central	Topeka, Kansas	Leased	—	—	X	—	—	—
Central	Topeka, Kansas	Owned	—	—	—	—	—	X
Central	Topeka, Kansas	Leased	Sand and Gravel	—	—	—	—	—
Central	Topeka, Kansas	Owned	Sand and Gravel	—	—	—	—	—
Central	Troy, Kansas	Leased	Limestone	—	—	—	—	—
Central	Washington, Kansas	Leased	Limestone	—	—	—	—	—
Central	White City, Kansas	Leased	Limestone	—	—	—	—	—
Central	Wichita, Kansas	Owned	—	—	—	—	X	—
Central	Wichita, Kansas	Owned	—	—	—	—	X	—
Central	Wichita, Kansas	Owned	—	—	X	—	—	—
Central	Wichita, Kansas	Owned	—	—	X	—	—	—
Central	Wichita, Kansas	Owned	—	—	—	—	—	X
Central	Wichita, Kansas	Owned	—	—	—	—	—	—
Central	Wichita, Kansas	Owned	—	—	X	—	—	—
Central	Wichita, Kansas	Owned	—	—	—	—	—	X

Region	Property	Owned/Leased	Aggregates	Asphalt Plant	Ready Mixed Concrete	Cement	Landfill	Other*
Central	Wichita, Kansas	Owned	—	—	—	—	—	X
Central	Wichita, Kansas	Owned	—	—	—	—	—	X
Central	Wichita, Kansas	Owned	—	X	—	—	—	—
Central	Wichita, Kansas	Owned	—	X	—	—	—	—
Central	Wichita, Kansas	Owned	—	X	—	—	—	—
Central	Wichita, Kansas	Owned	Sand and Gravel	—	—	—	—	—
Central	Wichita, Kansas	Leased	Sand and Gravel	—	—	—	—	—
Central	Wichita, Kansas	Owned	Sand and Gravel	—	—	—	—	—
Central	Wichita, Kansas	Owned	—	—	—	—	—	X
Central	Wichita, Kansas	Owned	—	—	—	—	—	—
Central	Wichita, Kansas	Owned	—	—	—	—	—	—
Central	Wichita, Kansas	Owned	—	—	—	—	—	—
Central	Wichita, Kansas	Owned	Sand and Gravel	—	—	—	—	—
Central	Winchester, Kansas	Leased	Limestone	—	—	—	—	—
Central	Woodbine, Kansas	Leased	Limestone	—	—	—	—	—
Central	Woodbine, Kansas	Owned	Limestone	—	—	—	—	—
East	Avon, Kentucky	Leased	—	—	—	—	—	X
East	Beattyville, Kentucky	Leased	Limestone	X	—	—	—	—
East	Bethelridge, Kentucky	Owned	Limestone	X	—	—	—	—
East	Burnside, Kentucky	Owned/Leased	Limestone	X	—	—	—	—
East	Carrollton, Kentucky	Leased	—	X	—	—	—	—
East	Carrollton, Kentucky	Leased	—	—	—	—	—	X
East	Carrollton, Kentucky	Owned	—	—	—	—	—	X
East	Cave City, Kentucky	Owned	Limestone	—	—	—	—	—
East	Cave City, Kentucky	Owned	Limestone	—	—	—	—	—
East	Crestwood, Kentucky	Leased	—	X	—	—	—	—
East	Flat Lick, Kentucky	Owned	—	X	—	—	—	—
East	Glasgow, Kentucky	Leased	—	—	—	—	—	X
East	Glasgow, Kentucky	Leased	Limestone	—	—	—	—	—
East	Glasgow, Kentucky	Leased	Limestone	—	—	—	—	—
East	Horsecave, Kentucky	Owned/Leased	Limestone	—	—	—	—	—
East	Jackson, Kentucky	Owned	—	X	—	—	—	—
East	Knob Lick, Kentucky	Owned	Limestone	—	—	—	—	X
East	Magnolia, Kentucky	Owned	Sand and Gravel	—	—	—	—	—
East	Middlesboro, Kentucky	Owned	—	X	—	—	—	—
East	Monticello, Kentucky	Owned	Limestone	—	—	—	—	—
East	Morehead, Kentucky	Leased	—	X	—	—	—	X
East	Paris, Kentucky	Owned	—	—	—	—	—	X
East	Paris, Kentucky	Leased/Owned	Limestone	X	—	—	—	X
East	Pineville, Kentucky	Leased	Limestone	—	—	—	—	—
East	Ravenna, Kentucky	Leased	Limestone	X	—	—	—	—
East	Richmond, Kentucky	Owned	—	—	—	—	—	X
East	Scottsville, Kentucky	Leased	Limestone	—	—	—	—	—
East	Somerset, Kentucky	Leased	Limestone	—	—	—	—	—
East	Somerset, Kentucky	Owned/Leased	Limestone	X	—	—	—	X
East	Stanton, Kentucky	Owned/Leased	Limestone	X	—	—	—	—
East	Tompkinsville, Kentucky	Leased	Limestone	—	—	—	—	—
East	West Liberty, Kentucky	Owned	Limestone	X	—	—	—	—
Central	Convent, Louisiana	Owned	—	—	—	X	—	—
Central	New Orleans, Louisiana	Leased	—	—	—	X	—	—
Central	Minneapolis, Minnesota	Owned	—	—	—	X	—	—
Central	St. Paul, Minnesota	Leased	—	—	—	X	—	—
Central	Amazonia, Missouri	Owned	Limestone	—	—	—	—	—
Central	Barnard, Missouri	Leased	Limestone	—	—	—	—	—

Region	Property	Owned/Leased	Aggregates	Asphalt Plant	Ready Mixed Concrete	Cement	Landfill	Other*
Central	Bethany, Missouri	Leased	Limestone	—	—	—	—	—
Central	Blythedale, Missouri	Owned/Leased	Limestone	—	—	—	—	—
Central	Cameron, Missouri	Owned	—	—	—	—	—	X
Central	Chesterfield, Missouri	Leased	—	—	—	X	—	—
Central	Columbia, Missouri	Leased	Limestone	—	—	—	—	—
Central	Columbia, Missouri	Owned	Limestone	—	X	—	—	—
Central	Columbia, Missouri	Owned	—	—	—	—	—	X
Central	Columbia, Missouri	Owned	—	—	—	—	—	—
Central	Columbia, Missouri	Owned	—	—	X	—	—	—
Central	Columbia, Missouri	Owned	—	—	X	—	—	—
Central	Columbia, Missouri	Owned	—	—	X	—	—	—
Central	Columbia, Missouri	Leased	Limestone	—	—	—	—	—
Central	Cowgil, Missouri	Leased	Limestone	—	—	—	—	—
Central	Dawn, Missouri	Leased	Limestone	—	—	—	—	—
Central	Edinburg, Missouri	Leased	Limestone	—	—	—	—	—
Central	Gallatin, Missouri	Leased	Limestone	—	—	—	—	—
Central	Hannibal, Missouri	Owned	Limestone	—	—	X	—	X
Central	Huntsville, Missouri	Owned/Leased	Limestone	—	—	—	—	—
Central	Maitland, Missouri	Owned/Leased	Limestone	—	—	—	—	—
Central	Mercer, Missouri	Leased	Limestone	—	—	—	—	—
Central	Moberly, Missouri	Owned	—	—	X	—	—	—
Central	Oregon, Missouri	Leased	Limestone	—	—	—	—	—
Central	Owensville, Missouri	Owned	Clay	—	—	X	—	—
Central	Pattonsburg, Missouri	Leased	Limestone	—	—	—	—	—
Central	Pattonsburg, Missouri	Leased	Limestone	—	—	—	—	—
Central	Princeton, Missouri	Leased	Limestone	—	—	—	—	—
Central	Ravenwood, Missouri	Leased	Limestone	—	—	—	—	—
Central	Savannah, Missouri	Owned/Leased	Limestone	—	—	—	—	—
Central	Savannah, Missouri	Leased	—	—	—	—	—	X
Central	Sedalia, Missouri	Leased	Limestone	—	—	—	—	—
Central	St. Louis, Missouri	Owned	—	—	—	X	—	—
Central	Stet, Missouri	Leased	Limestone	—	—	—	—	—
Central	Trenton, Missouri	Leased	Limestone	—	—	—	—	—
Central	Pawnee City, Nebraska	Leased	Limestone	—	—	—	—	—
West	Sawyer, Oklahoma	Owned/Leased	Sandstone	—	—	—	—	—
East	Jefferson, South Carolina	Leased	Granite	—	—	—	—	—
East	Mt. Croghan, South Carolina	Leased	Sand and Gravel	—	—	—	—	—
East	Jellico, Tennessee	Leased	Limestone	—	—	—	—	—
Central	Memphis, Tennessee	Owned	—	—	—	X	—	—
West	Altair, Texas	Leased	Sand and Gravel	—	—	—	—	—
West	Amarillo, Texas	Leased	—	X	—	—	—	—
West	Austin, Texas	Leased	—	—	—	—	—	X
West	Austin, Texas	Leased	—	—	—	—	—	—
West	Big Springs, Texas	Owned	—	—	X	—	—	—
West	Blessing, Texas	Leased	Sand and Gravel	—	—	—	—	—
West	Brookshire, Texas	Owned	—	—	X	—	—	—
West	Buda, Texas	Leased	Limestone	—	—	—	—	X
West	Buda, Texas	Leased	—	X	—	—	—	—
West	Buda, Texas	Owned	—	X	—	—	—	—
West	Columbus, Texas	Leased	Sand and Gravel	—	—	—	—	—
West	Columbus, Texas	Leased	Sand and Gravel	—	—	—	—	—
West	Crane, Texas	Owned	—	—	X	—	—	—
West	Cypress, Texas	Owned	—	—	X	—	—	—
West	Denison, Texas	Owned	—	X	—	—	—	—

Region	Property	Owned/Leased	Aggregates	Asphalt Plant	Ready Mixed Concrete	Cement	Landfill	Other*
West	Denison, Texas	Owned	—	—	—	—	—	X
West	Eagle Lake, Texas	Leased	Sand and Gravel	—	—	—	—	—
West	Eagle Lake, Texas	Leased	Sand and Gravel	—	—	—	—	—
West	Eagle Lake, Texas	Owned	Sand and Gravel	—	—	—	—	—
West	Edna, Texas	Owned	—	—	—	—	—	X
West	El Campo, Texas	Owned	—	—	—	—	—	X
West	Florence, Texas	Owned	Limestone	—	—	—	—	—
West	Florence, Texas	Owned	—	X	—	—	—	—
West	Garwood, Texas	Leased	Sand and Gravel	—	—	—	—	—
West	Garwood, Texas	Leased	Sand and Gravel	—	—	—	—	—
West	Gonzales, Texas	Leased	—	—	—	—	—	X
West	Greenville, Texas	Owned	—	X	—	—	—	—
West	Greenville, Texas	Owned	—	X	—	—	—	—
West	Greenwood, Texas	Leased	Limestone	—	—	—	—	X
West	Guthrie, Texas	Leased	—	X	—	—	—	—
West	Hartley, Texas	Leased	—	X	—	—	—	—
West	Houston, Texas	Owned	—	—	X	—	—	—
West	Katy, Texas	Owned	—	—	X	—	—	—
West	Manvel, Texas	Owned	—	—	X	—	—	—
West	Midland, Texas	Owned	—	—	X	—	—	—
West	Midland, Texas	Owned	—	—	X	—	—	—
West	Monahans, Texas	Owned	—	—	X	—	—	—
West	Monahans, Texas	Owned	—	—	X	—	—	—
West	Mount Pleasant, Texas	Leased	—	X	—	—	—	—
West	Mustang Ridge, Texas	Owned	—	X	—	—	—	—
West	Odessa, Texas	Owned	—	—	X	—	—	—
West	Odessa, Texas	Owned	—	—	X	—	—	—
West	Paris, Texas	Leased	—	—	—	—	—	X
West	Paris, Texas	Owned	—	—	—	—	—	X
West	Paris, Texas	Owned	—	X	—	—	—	—
West	Pecos, Texas	Leased	—	—	X	—	—	—
West	Pyote, Texas	Owned	Sand and Gravel	—	—	—	—	X
West	Richmond, Texas	Leased	—	—	—	—	—	X
West	Richmond, Texas	Owned	—	—	X	—	—	—
West	Rosenberg, Texas	Owned	—	—	X	—	—	—
West	Sulphur Springs, Texas	Owned	—	—	—	—	—	X
West	Texarkana, Texas	Leased	—	—	—	—	—	X
West	Victoria, Texas	Owned	—	—	—	—	—	X
West	Waller, Texas	Owned	—	—	X	—	—	—
West	American Fork, Utah	Owned	—	—	X	—	—	—
West	Aurora, Utah	Owned	—	—	X	—	—	—
West	Bluffdale, Utah	Owned	Sand and Gravel	—	X	—	—	—
West	Brigham City, Utah	Owned	Sand and Gravel	—	—	—	—	—
West	Cove, Utah	Leased	Sand and Gravel	—	—	—	—	—
West	Garden City, Utah	Owned	—	—	X	—	—	—
West	Highland, Utah	Leased	Sand and Gravel	—	X	—	—	—
West	Hyram, Utah	Owned	Sand and Gravel	X	—	—	—	—
West	Logan, Utah	Leased	—	—	X	—	—	—
West	Manti, Utah	Owned	—	—	X	—	—	—
West	Midvale, Utah	Owned	—	—	X	—	—	—
West	Moab, Utah	Leased	Sand and Gravel	—	—	—	—	—
West	Moab, Utah	Owned	Sand and Gravel	X	X	—	—	—
West	Mona, Utah	Leased	Sand and Gravel	—	X	—	—	—
West	Mona, Utah	Owned	Sand and Gravel	—	—	—	—	—

Region	Property	Owned/Leased	Aggregates	Asphalt Plant	Ready Mixed Concrete	Cement	Landfill	Other*
West	Mount Pleasant, Utah	Owned	—	—	X	—	—	—
West	Nibley, Utah	Owned	Sand and Gravel	—	—	—	—	—
West	Parley’s Canyon, Utah	Leased	Limestone	—	—	—	—	—
West	Salt Lake City, Utah	Owned	—	—	X	—	—	—
West	Sandy, Utah	Owned	—	—	—	—	—	X
West	Smithfield, Utah	Owned	Sand and Gravel	—	—	—	—	—
West	Springville, Utah	Owned	—	—	X	—	—	—
West	Stockton, Utah	Owned	Sand and Gravel	—	—	—	—	—
West	Tooele, Utah	Leased	Sand and Gravel	—	—	—	—	—
West	Tooele, Utah	Owned	Sand and Gravel	—	—	—	—	—
West	Tremonton, Utah	—	—	X	—	—	—	—
West	Wellsville, Utah	Owned	Sand and Gravel	—	—	—	—	—
West	West Haven, Utah	Owned	—	—	X	—	—	—
West	West Jordan, Utah	Owned	—	—	X	—	—	X
West	West Valley City, Utah	Leased	—	—	—	—	—	X
West	West Valley City, Utah	Owned	Sand and Gravel	X	X	—	—	—
East	Ewing, Virginia	Leased	Limestone	—	—	—	—	—
Central	LaCrosse, Wisconsin	Leased	—	—	—	X	—	—
West	Big Piney, Wyoming	Leased	—	—	X	—	—	—
West	Evanston, Wyoming	Owned	—	—	X	—	—	—
West	Kemmerer, Wyoming	Leased	—	—	—	—	—	X
West	Rock Springs, Wyoming	Owned	—	—	—	—	—	X
West	Rock Springs, Wyoming	Leased	—	—	—	—	—	X
West	Rock Springs, Wyoming	Leased	Sand and Gravel	—	—	—	—	—

*	Other primarily consists of office space.